SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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Dear Shareholders:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 15, 2018 at 4:00 p.m. local time, at Boonsboro Country Club, 1709 BCC Drive, Lynchburg, Virginia 24503 (the “Meeting”).

The attached Notice of 2018 Annual Meeting of Shareholders describes the formal business to be transacted at the Meeting. In addition to the formal business, management will provide a report on the operations of Financial. You will have an opportunity to ask questions of management, the board of directors, and Financial’s independent auditors.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April 9, 2018.

The directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely,

/S/ Robert R. Chapman III
Robert R. Chapman III
President

Lynchburg, Virginia
April 9, 2018

RECENT REGULATORY CHANGES HAVE MADE OBTAINING A QUORUM MORE DIFFICULT. PLEASE VOTE YOUR SHARES.

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 15, 2018 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its bylaws and call of its directors, the 2018 Annual Meeting (the “Meeting”) of the holders of shares of Common Stock of Bank of the James Financial Group, Inc. (“Financial”) will be held at Boonsboro Country Club, 1709 BCC Drive, Lynchburg, Virginia 24503 on May 15, 2018 at 4:00 p.m. local time for the following purposes.

The purposes of the Meeting are to consider and act upon:

1.    The election of four (4) Group Three directors;

2.    The ratification of the selection by Financial of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to audit the financial statements of Financial for the fiscal year ending on December 31, 2018;

3.    The approval of the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan;

4.    The approval of the Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan;

5.    The approval, in an advisory, non-binding vote, of the executive compensation described in the Proxy Statement; and

6.    Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

We are not aware of any other business to come before the Meeting, other than procedural matters incident to the conduct of the Meeting.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting. Holders of shares of Common Stock of record at the close of business on March 20, 2018 will be entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

This Proxy Statement and a proxy card are being sent to shareholders of Financial on or about April 9, 2018. A copy of a Message to Shareholders and Financial’s Annual Report on Form 10-K for the year ended December 31, 2017, which contains our audited financial statements, also accompany this Proxy Statement.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You can revoke a proxy at any time before its exercise at the Meeting by following the instructions set forth in the Proxy Statement.

Lynchburg, Virginia April 9, 2018	BY ORDER OF THE BOARD OF DIRECTORS
/S/ J. Todd Scruggs
J. Todd Scruggs, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2018.

This Notice of 2018 Annual Meeting of Shareholders and Proxy Statement, Message to Shareholders, and Annual Report on Form 10-K Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 are available on the internet at the following website: http://www.proxyvote.com

BANK OF THE JAMES FINANCIAL GROUP, INC.

2018 PROXY STATEMENT

i

OTHER MATTERS THAT MAY COME BEFORE THE MEETING	42

WHERE YOU CAN FIND MORE INFORMATION INCLUDING OUR ANNUAL REPORT AND FINANCIAL STATEMENTS	42

APPENDICES

APPENDIX A BANK OF THE JAMES FINANCIAL GROUP, INC. 2018 EQUITY INCENTIVE PLAN	A-1

APPENDIX B BANK OF THE JAMES FINANCIAL GROUP, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN	B-1

ii

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

Proxy Statement

2018 Annual Meeting of Shareholders

May 15, 2018 at 4:00 p.m.

GENERAL INFORMATION

Introduction

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the board of directors of Bank of the James Financial Group, Inc. (the “Company” or “Financial”) to be used at the 2018 Annual Meeting of Shareholders of the Company. The Company is the holding company for Bank of the James (the “Bank”).

Date, Time and Place of the Meeting

The solicitation of the enclosed proxy is made by and on behalf of the board of directors of Financial to be used at the Annual Meeting of Shareholders to be held on May 15, 2018 at 4:00 p.m. local time (the “Meeting”). The Meeting will be held at

Boonsboro Country Club

1709 BCC Drive

Lynchburg, Virginia 24503

Record Date and Mailing Date

The close of business on March 20, 2018 (the “Record Date”) was the record date for the determination of shareholders entitled to notice of, and to vote, at the Meeting. We first mailed this Proxy Statement and the enclosed proxy card to shareholders on or about April 9, 2018.

Voting Rights of Shareholders

On the Record Date, there were 4,378,436 shares of common stock of Financial (the “Common Stock”) issued and outstanding. Financial has no other class of stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. Only shareholders of record at the close of business on March 20, 2018 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

To the knowledge of Financial’s management, entities affiliated with Basswood Capital Management, LLC and The Banc Funds Company, L.L.C. beneficially owned approximately 9.14% and 6.08%, respectively, of Financial’s outstanding Common Stock as of the Record Date, as set forth in more detail under “Certain Beneficial Owners” below. Except for those affiliated entities, to the knowledge of Financial’s management, no other person owned beneficially more than 5% of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days thereof, a total of 451,781 shares of Common Stock, or approximately 10.32% of the shares of Common Stock deemed outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock “FOR” the director nominees set forth herein, “FOR” the ratification of Yount, Hyde & Barbour, P.C., “FOR” the approval of the equity incentive plan, “FOR” the approval of the employee stock purchase plan, and “FOR” the approval of the non-binding resolution on executive compensation.

If you hold your shares in a bank or brokerage account, you will receive instructions from your bank or broker that you must follow for your shares to be voted. Please follow those instructions carefully to assure that your shares are voted in accordance with your wishes on the matters presented in this Proxy Statement.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote are represented in person or by proxy at the Meeting, a quorum will exist. We will include broker non-votes, as defined below, and proxies marked as abstentions to determine the number of shares present at the Meeting. In the event that there are not sufficient voting shares represented for a quorum, or to approve or ratify any matter being presented at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

VOTING AT THE MEETING

Proposals to be Considered

At the Meeting, the shareholders will be asked to

•	elect four (4) persons to serve as Group Three directors for a term of three years;

•	ratify the appointment of Yount, Hyde & Barbour, P.C. as the independent auditors of Financial for fiscal year 2018;

•	approve the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan, as described in this Proxy Statement;

•	approve the Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan as described in this Proxy Statement; and

•	vote to approve an advisory, non-binding resolution with respect to the executive compensation described in this Proxy Statement.

The board of directors does not know of any other matters that are to come before the Meeting except for incidental, procedural matters. If any other matters are properly brought before the Meeting (as determined by a majority of the board of directors), the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters.

Procedures for Voting By Proxy; Revocation of Proxies

If you properly execute, deliver and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted “FOR” the election of the director nominees, “FOR” the approval of the equity incentive plan, “FOR” the approval of the employee stock purchase plan, “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C., “FOR” the approval of the non-binding resolution on executive compensation, and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the Meeting. If any nominee for the election to the board of directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the Meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

Effect of Broker Non-Votes and Abstentions

Brokers who hold shares of Common Stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organizations of which they are members. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count in favor of or against the proposal.

If your broker holds shares of Common Stock that you own in “street name,” then, under applicable rules, brokers may exercise discretionary voting power only on “routine” matters. Consequently, the broker may not vote your shares on Proposals One, Three, Four and Five, all of which are not considered routine, without receiving instructions from you. The broker may vote your shares on Proposal Two even if the broker does not receive instructions from you (ratification of the appointment of our independent auditor is considered a “routine” matter for which the broker may exercise discretionary voting power).

Vote Required

Each share of Financial’s Common Stock entitles the record holder thereof to one vote for each matter to be voted upon at the Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote and broker non-votes on a matter will count toward a quorum for the Meeting, but will not be included in determining the number of votes cast with respect to a matter.

Directors are elected by a plurality of the votes cast. Thus, in the election of directors, those receiving the greatest number of votes for election will be elected even if they do not receive a majority. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Accordingly, “withhold” votes and broker non-votes will have no effect on the outcome of this proposal.

For all other proposals, votes may be cast in favor or against, or shareholders may abstain from voting. Approval of these other proposals requires an affirmative vote of a majority of the votes cast on the matter. Thus, although abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, they are not counted for purposes of determining whether such a matter has been approved, and will have no effect.

How to Vote Your Shares

Shareholders of Financial are requested to vote their shares by dialing 1-800-690-6903 and following the instructions, via the internet at the following address: http://www.proxyvote.com, or by completing, dating, and signing the form of proxy and returning it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. Shareholders may attend the Meeting and vote in person.

Principal Executive Office

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504.

SOLICITATION OF PROXIES

The cost of soliciting proxies for the Meeting will be borne by Financial. In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners of shares of Common Stock and to secure their voting instructions, if necessary. Certain officers and regular employees of the Bank, without additional compensation, may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

Financial has retained Broadridge (“Broadridge”) to oversee the mechanics of our solicitation of proxies. Broadridge will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record, receive the proxies from shareholders, tally the proxy votes, and present the final numbers to Financial.

PROPOSAL ONE - ELECTION OF DIRECTORS

Financial’s bylaws provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. Our articles of incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two, and Three), as nearly equal in number as possible, with staggered terms. Financial’s board of directors currently consists of 13 persons. Each of the directors also serves as a director of the Bank, Financial’s wholly-owned subsidiary.

Under Virginia law, the terms of the incumbent Group Three directors expire at the Meeting, provided, however, that all directors continue to serve until their successors have been duly elected and qualified.

The nominees for election to the board of directors are Lewis C. Addison, John R. Alford, Jr., William C Bryant III, and J. Todd Scruggs.

Nominees and Continuing Directors

Nominees

Set forth below is certain information concerning the nominees.

Nominees
Name	Age (1)	Position with Bank of the James Financial Group, Inc.	Director Since (2)	Group	Term to Expire
Lewis C. Addison	66	Director	2006	Three	2021
John R. Alford, Jr.	57	Director	2009	Three	2021
William C. Bryant III	53	Director	2005	Three	2021
J. Todd Scruggs	50	Director; Secretary-Treasurer of Financial, Executive Vice President and Chief Financial Officer of the Bank	2007	Three	2021

Each of the nominees is currently a director of Financial whose current term expires at the Meeting. Each nominee has agreed to serve if elected.

Continuing Directors

Set forth below is certain information concerning the continuing directors.

Continuing Directors
Name	Age (1)	Position with Bank of the James Financial Group, Inc.	Director Since (2)	Group	Current Term Expires
A. Douglas Dalton III	37	Director	2016	One	2019
James F. Daly	60	Director	2007	One	2019
Watt R. Foster, Jr.	58	Director	2005	One	2019
Phillip C. Jamerson	59	Director	2016	One	2019
Thomas W. Pettyjohn, Jr.	71	Chairman	1998	One	2019
Robert R. Chapman III	55	Director; President of Financial, President and Chief Executive Officer of the Bank	1998	Two	2020
Julie P. Doyle	54	Director	2011	Two	2020
Lydia K. Langley	53	Director	2015	Two	2020
Augustus A. Petticolas, Jr.	69	Director	2005	Two	2020

(1)	As of March 20, 2018.
(2)	All of the directors of Financial also serve as members of the board of directors of the Bank. For all years prior to 2004, all directorships were with the Bank only.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS MATTERS

General

The boards of Financial and the Bank are identical in membership. The business and affairs of Financial are managed under the direction of its board of directors in accordance with the Virginia Stock Corporation Act, Financial’s articles of incorporation, and Financial’s bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The board of directors is comprised of a majority of directors who qualify as independent based on the definition of “independent director” as defined by Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market (“NASDAQ”). The board has determined that the following current directors and nominees of Financial are “independent” under the foregoing criteria:

Lewis C. Addison	A. Douglas Dalton III	James F. Daly
Julie P. Doyle	Watt R. Foster, Jr.	Phillip C. Jamerson
Lydia K. Langley	Augustus A. Petticolas, Jr.	Thomas W. Pettyjohn, Jr.

The board of directors has determined that Robert R. Chapman III and J. Todd Scruggs do not qualify as independent directors because they currently serve as executive officers of Financial and the Bank. Mr. Bryant does not qualify as an independent director because in 2017 the Bank paid rent in excess of $200,000 to Jamesview Investments, LLC, an entity which Mr. Bryant owns. Mr. Alford does not qualify as an independent director because his law firm from time to time represents the Company in legal matters and has accepted compensation for such service. No other persons other than those set forth above served as a director of Financial in 2017.

Director Qualifications

The board of directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills. The Nominating Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board and to the Company and its shareholders. When searching for new candidates, the Nominating Committee considers the evolving needs of the board of directors and searches for candidates that fill any current or anticipated future gaps. Among other things, the Nominating Committee specifically considers the following:

•	Business experience and expertise;

•	Character;

•	Particular goals and needs of Financial for additional competencies or characteristics;

•	Educational background; and

•	Share ownership.

The Nominating Committee also considers such other criteria as may be relevant at the time and looks for candidates that will complement the existing board composition. Under our governing documents, no individual may be nominated for election or elected as a director if the individual on the date of election has attained the age of 73. The Nominating Committee does not have a formal policy with respect to diversity; however, the board of directors and the Nominating Committee believe that it is essential that the board members represent diverse viewpoints. In considering candidates for the board of directors, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board of directors are also considered. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective directors.

Our board members bring a wealth of leadership experience, community ties, and knowledge of Region 2000 to the board of directors. In considering the directors’ and director nominees’ individual experience, qualifications, attributes and skills, the board has concluded that the appropriate experience, qualifications, attributes and skills are represented on the board as a whole and on each of the board’s committees.

The board has concluded that each director and nominee possesses the personal traits and characteristics described above. Each director has demonstrated business and financial acumen, an ability to exercise sound judgment, compatibility with other directors, as well as a commitment to service to the Company and our board. In addition to the information below regarding each director’s and nominee’s specific experience, qualifications, attributes and skills that led our board to the conclusion that he/she should serve as a director, we also believe that all of our directors and director nominees have a reputation for integrity, honesty, and adherence to high ethical standards.

There are no family relationships among any directors, director nominees and executive officers.

DIRECTOR AND OFFICER BIOGRAPHICAL INFORMATION

The following discusses the backgrounds and qualifications of our director nominees and the directors continuing in office. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Nominees to the Board

Lewis C. Addison, 66, is recently retired from his position as Senior Vice-President/Chief Financial Officer and Treasurer for Centra Health, Inc., where he had worked in various capacities since 1979. He holds a bachelor’s degree in Business with a major in Accounting from Virginia Tech. Mr. Addison was a Certified Public Accountant and is a Past President of the Virginia Chapter of the Healthcare Financial Management Association. He is currently Chairman of the Board of Piedmont Community Health Plan, Inc. and Chairman of the Industrial Development Authority of the Town of Amherst. Mr. Addison has extensive experience in complex financial matters and serves as Financial’s audit committee financial expert under SEC guidelines.

John R. Alford, Jr., 57, is a shareholder with Caskie & Frost, P.C., a law firm based in Lynchburg. In his practice, Mr. Alford provides advice to corporations and other business entities in matters of corporate law, commercial transactions, and real estate and to individual clients in matters including estate planning, estate administration, and real estate matters. He received a bachelor’s degree in Economics from the University of Virginia and a J.D. from Washington & Lee University School of Law. Prior to joining the board of directors of Financial, Mr. Alford was a member of the Bank’s Lynchburg Advisory Board. Mr. Alford is a board member of Sweet Briar College, a board member of the Greater Lynchburg Community Trust, immediate past president and former board member of Boonsboro Country Club, a former Trustee for James River Day School and a former chairman and board member for the Alliance for Families & Children. Mr. Alford provides the board with valuable experience and perspective gained in the legal profession as well as strong business contacts.

William C. Bryant III, 53, is the President of and Auctioneer for Ted Counts Realty and Auction Company. He holds a B.S. in Business Management from LaSalle University. Mr. Bryant received a certificate in Real Estate Appraisal from the International College of Real Estate Appraisal in Columbia, Tennessee and is a graduate of the Mosley Flint School of Real Estate in Roanoke, Virginia. In addition, he is a graduate of the Mendenhall School of Auctioneering in High Point, North Carolina, and obtained CAI designation through Indiana University, the Certified Auctioneers Institute in Bloomington, Indiana. Mr. Bryant is a member of the National Association of Realtors, the Virginia Association of Realtors, the National Association of Auctioneers and the Virginia Association of Auctioneers. He previously served on the board of the Lynchburg Regional Chamber of Commerce and serves on the Commonwealth of Virginia Auctioneers Regulator Board and is a member of the Lynchburg Board of Realtors. Mr. Bryant provides executive experience, broad ties to the business community and significant experience in valuing assets in a broad range of categories, including real estate, heavy equipment, and livestock.

J. Todd Scruggs, 50, is a native of Lynchburg. Mr. Scruggs is the Secretary-Treasurer of Financial and Executive Vice President and Chief Financial Officer of the Bank. Mr. Scruggs was a co-organizer of the Bank and has served as its Chief Financial Officer since its formation in 1999. Prior to serving as an organizer for the Bank, Mr. Scruggs worked at Crestar Investment Group, where he was a Financial Consultant and an Investment Representative. Mr. Scruggs has a Bachelor of Science in Commerce from the University of Virginia McIntire School of Commerce. Mr. Scruggs also graduated from the University of South Carolina School of Graduate Bank Investment Management. Mr. Scruggs is Secretary of both Financial and the Bank. He currently serves on the finance committee of Interfaith Outreach Association, the board of STEP with Links, the board of the E.C. Glass Foundation, and is involved with the Ways to Work Program at HumanKind. He has served on the board of the Central Virginia Community College Education Foundation and previously served on the board finance committee of Centra Health, Inc. Mr. Scruggs has experience in preparing and reviewing complex financial information, investment, asset/liability management, and regulatory matters.

Directors Continuing in Office

Lydia K. Langley, 53, is a Lynchburg native and recently retired owner of Langley Rentals for 27 years. Langley Rentals owned and managed residential rental properties, including apartments, duplexes, and single family homes in the Lynchburg area. Ms. Langley has a B.A. from the University of Virginia and a Masters of Administration from Lynchburg College. She served 9 years on the Planning Commission for the City of Lynchburg and was an original member of the Lynchburg Police Foundation. Ms. Langley previously served on the board of The Ellington as well as the Lynchburg Advisory Board of Bank of the James for five years before being appointed to the board of Financial. Ms. Langley provides the board with strong business knowledge, particularly related to the operation of a rental real estate business and local real estate values.

Robert R. Chapman III, 55, serves as the President of Financial and the President and Chief Executive Officer of the Bank. He has been a resident of Lynchburg for twenty-three years and has been the President of Financial since January 2004 and President and CEO of the Bank since January 2003. Mr. Chapman was a co-organizer of Bank of the James in 1999. Previously, Mr. Chapman was Vice President and Branch Manager and a Commercial Account Manager at Crestar Bank for 15 years. Mr. Chapman is a graduate of Virginia Military Institute where he received a bachelor’s degree in Economics. Following graduation, Mr. Chapman served as First Lieutenant in the United States Army. Mr. Chapman graduated from the Stonier Graduate School of Banking. Mr. Chapman is a board member and past President of the Lynchburg City Schools Education Foundation. He also serves on the board of the Centra Foundation and is a member of First Presbyterian Church. In addition to his extensive experience in bank administration, asset/liability management, residential and commercial real estate lending, and business and industry lending, Mr. Chapman has experience in the day-to-day management of the Bank and knowledge of its business and operations.

Julie P. Doyle, 54, has lived in Lynchburg since 1993. Ms. Doyle is the President and Executive Director of The Education & Research Foundation, Inc. located in Lynchburg, a position she has held since 2005. Ms. Doyle directs the business operations of a clinical research site whose primary market focus is dermatological medications and products. Ms. Doyle holds a Bachelor of Science degree in Mechanical Engineering from the University of Notre Dame and a Master of Business Administration degree from George Washington University. Active in the community, Ms. Doyle currently holds board positions with Centra Health, Inc., Lynchburg College and the Lynchburg City Schools Education Foundation. She formerly served as the chair of the Lynchburg City School Board. Ms. Doyle provides the board with executive experience, a strong financial background, and good relationships within the community.

Dr. Augustus A. Petticolas, Jr., 69, has practiced dentistry in Lynchburg since 1976. He is a graduate of Livingstone College in Salisbury, North Carolina and holds a bachelor’s degree in English with a minor in Biological Sciences and French. He earned his Doctor of Dental Surgery degree at the University of Maryland. Dr. Petticolas is involved in numerous community endeavors and is a founding board member of the Free Clinic of Central Virginia, Inc. In addition, he currently serves on the boards of the Greater Lynchburg Community Trust and the Centra Health Foundation. He previously has served on the board of Centra Health, Inc. He joined the board of directors of Bank of the James in 2005. In July, 2008, Governor Tim Kaine appointed Dr. Petticolas to serve a four-year term on the Virginia Board of Dentistry. Dr. Petticolas brings business experience, knowledge of project management, and leadership skills to the board.

Phillip C. Jamerson, 59, is Vice President and Owner of Jamerson Building Supply and Jamerson Real Estate and is the past Co-Owner and CEO of Jamerson-Lewis Construction. Mr. Jamerson is a 1981 graduate of Virginia Tech and has a B.S. degree in Building Construction. He is currently serving on the Board of Directors and Executive Committee of the Lynchburg Humane Society and on the Board of Patrick Henry Family Services. He was previously a member of the Appomattox Economic Development Agency and the Region 2000 Workforce Development Board. Mr. Jamerson provides the board with a strong knowledge of business, including real estate purchase and development as well as construction and project management.

A. Douglas Dalton III, 37, is Operations Manager for English Construction Company, Inc. He is a 2003 graduate of Virginia Tech and holds a bachelor’s degree in Business Management. He currently serves on the Board of Directors for Boys and Girls Club of Greater Lynchburg. Mr. Dalton has served on the Altavista Advisory Board for Bank of the James for several years before being appointed to Financial’s board of directors. Mr. Dalton brings business skills such as project management, knowledge of the construction industry, and local economy knowledge to the board.

James F. Daly, 60, is the President of Daly Seven, Inc., a company engaged primarily in hotel development and management. Mr. Daly has served in this capacity since 1980. He is a graduate of Virginia Tech where he received a bachelor’s degree in Business Management. He currently serves on the advisory board for the Boys and Girls Club of Greater Lynchburg. Mr. Daly provides experience in commercial real estate management, commercial real estate financing, construction project management, and business operations.

Watt R. Foster, Jr., 58, is a native of Brookneal, Virginia. Mr. Foster is the President and Chief Executive Officer of Foster Fuels, Inc., a company engaged primarily in the sale and distribution of petroleum and propane products, and related products as well as the provision of emergency fuel delivery throughout the United States. He is also owner of Phelps Creek Angus Farm, a 500 head cow-calf operation located in Campbell County. Mr. Foster received a bachelor’s degree in Business Management from James Madison University. Mr. Foster is a member of the Staunton River Chapter of the Masonic Lodge. Mr. Foster provides the board with a strong knowledge of business, including the operation of wide ranging, complex operations, and real estate purchase and development.

Thomas W. Pettyjohn, Jr., 71, is the chairman of the board of Financial. Mr. Pettyjohn grew up in Amherst County and has been a resident of Lynchburg since 1972. Mr. Pettyjohn received a bachelor’s degree in History and a J.D. from Washington & Lee University. Mr. Pettyjohn retired from his position at Davidson & Garrard, Inc., an investment advisory firm in Lynchburg, on December 31, 2015. Mr. Pettyjohn has an extensive banking background, having worked at Central Fidelity National Bank for many years. While at Central Fidelity, Mr. Pettyjohn held the titles of Executive Vice President and Division Manager of Residential Real Estate, Executive Vice President and Division Manager of Commercial

Banking/Western Division, Vice President and In-House Counsel of Central Fidelity Bank’s predecessor, Fidelity American Bankshares, Inc., and statewide Manager for Indirect Lending. At the time of his retirement from Central Fidelity, Mr. Pettyjohn was Executive Vice President of Real Estate Administration for the Mortgage Division. Mr. Pettyjohn is currently on the board of directors and chairman of the finance committee of Amazement Square Children’s Museum. He has served as the President of the board of directors of Boonsboro Country Club, an elder and deacon of First Presbyterian Church and as chairman of the board of the First Presbyterian Weekday School. Mr. Pettyjohn has extensive experience in and knowledge of banking and law, including real estate, lending, commercial banking and financial matters and brings this valuable experience to the board.

Executive Officers Who Are Not Directors

The following sets forth biographical information and the business experience of each non-director executive officer of the Bank.

Harry P. Umberger, Jr., 52, has served as Executive Vice President and Senior Credit Officer of the Bank since December 2007. From 2003 to 2007, Mr. Umberger served as Senior Vice President and Senior Credit Officer of the Bank. He joined the Bank in 2001 as a Vice President and Commercial Lender. Mr. Umberger started his banking career in 1990 with Sovran Bank. He had also worked with two other Region 2000 community banks prior to joining the Bank. Mr. Umberger has a Bachelor of Arts degree from Hampden-Sydney College with majors in both Economics and Spanish. He is also a graduate of the Virginia Banker’s School of Bank Management. Mr. Umberger serves on the Timbrook Youth Basketball Board.

Board Leadership and Risk Oversight

Robert R. Chapman III serves as Financial’s Chief Executive Officer and Thomas W. Pettyjohn, Jr., an independent director, serves as the Chairman of the Board. The Company has determined that splitting the role of Chairman of the Board and Chief Executive Officer is appropriate for the Company, because the board believes it is prudent to have an independent director set the agenda for board meetings instead of an inside director. The board feels this arrangement allows the directors to appropriately exercise their oversight role.

The board of directors is actively involved in oversight of risks that could affect Financial and the Bank. This oversight is conducted primarily through committees of the board, as disclosed in the descriptions of each of the committees below, but the full board has retained responsibility for general oversight of risks. The board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Financial and the Bank.

Code of Ethics

Financial has adopted a code of ethics that applies to Financial’s directors, executive officers (including the principal financial officer, principal accounting officer or controller, or persons performing similar functions), and senior officers. The code of ethics has been posted under the “Investor Relations” section on Financial’s website: www.bankofthejames.bank. Any waiver or substantial amendments of the code of ethics applicable to our directors and executive officers also will be disclosed on our website.

Meeting Attendance

Board and Committee Meeting Attendance

The board of directors of Financial held five (5) meetings during 2017. During 2017, except for Mr. Addison, who attended 73% of the meetings, each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve. In calculating attendance, the Company did not include meetings of the board of directors of the Bank or its committees. The board of directors of the Bank, which consists of all members of the board of directors of Financial, met thirteen (13) times during 2017. During 2017, each of the directors also attended at least 75% of the board meetings of the Bank and the committees of the Bank on which they serve.

Director Fees

Our outside directors serve and are compensated as both directors of Financial and the Bank. In the year ended December 31, 2017, Financial or the Bank, as applicable, paid the outside directors the following standard fees:

Description	Amount (1)
Attendance at meeting of the board of directors of Financial or the Bank, Chairman of the Board	$1,100
Attendance at meeting of the board of directors of Financial or the Bank	$700
Attendance at committee meeting of Financial or the Bank	$400
Annual Retainer	$1,000

(1)	Although directors serve and are compensated as directors of both Financial and the Bank, the directors do not receive additional compensation when a) the boards of Financial and the Bank meet on the same day; and b) when a committee of Financial and its corresponding committee of the Bank meet on the same day.

In 2018, the directors will continue to be paid the same amounts as set forth in the table above. Members of the board of directors do not receive any compensation except as set forth herein and were not eligible to receive option grants under the now-expired 1999 Stock Option Plan. In 2017, total fees paid to non-employee directors were approximately $192,000.

The following table contains information regarding the compensation awarded or paid to, or earned by, Financial’s directors during the 2017 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lewis C. Addison	$13,750	—	—	—	$13,750
John R. Alford, Jr.	23,250	—	—	—	23,250
William C. Bryant III	15,250	—	—	—	15,250
Robert R. Chapman III (1)	—	—	—	—	—
A. Douglas Dalton III	9,050	—	—	—	9,050
James F. Daly	23,750	—	—	—	23,750
Julie P. Doyle	12,250	—	—	—	12,250
Watt R. Foster, Jr.	18,200	—	—	—	18,200
Phillip C. Jamerson	10,150	—	—	—	10,150
Lydia K. Langley	18,450				18,450
Augustus A. Petticolas, Jr.	20,850	—	—	—	20,850
Thomas W. Pettyjohn, Jr.	27,050	—	—	—	27,050
J. Todd Scruggs (1)	—	—	—	—	—

Total	$192,000				$192,000

(1)	Messrs. Chapman and Scruggs are employee-directors and do not receive additional compensation for service on the boards of Financial or the Bank or committees thereof.

Attendance at Meetings of Shareholders

Financial encourages each member of the board of directors to attend the upcoming Annual Meeting of Shareholders. All of Financial’s directors attended the 2017 Annual Meeting of Shareholders of Financial with the exception of Julie P. Doyle and Phillip C. Jamerson, who were unable to attend for business reasons.

COMMITTEES OF THE BOARD OF DIRECTORS OF FINANCIAL

The board of directors of Financial has the following four standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, and Compensation Committee. The board of directors of the Bank has corresponding committees and, in addition, has standing Loan, Investment, Enterprise Risk Management, and Compliance Committees to assist it in the discharge of its duties.

The board of directors of Financial has adopted charters for its Audit Committee, Nominating Committee, and Compensation Committee to define the duties and responsibilities of those committees. These charters are available on the “Investor Relations” page of our website (www.bankofthejames.bank) under “Governance Documents.” If you would prefer to receive a copy via mail at no cost to you, please contact J. Todd Scruggs, Secretary of Financial.

Members of Board Committees

The following table sets forth the membership during the year ended December 31, 2017 of each of Financial’s standing committees:

Committee	Members
Audit Committee	Augustus A. Petticolas Jr. - Chair Lewis C. Addison (1) James F. Daly Julie P. Doyle Phillip C. Jamerson Lydia K. Langley

Executive Committee	Thomas W. Pettyjohn Jr. - Chair John R. Alford, Jr. Robert R. Chapman III James F. Daly Watt R. Foster, Jr. Augustus A. Petticolas Jr.

Nominating Committee	Watt R. Foster, Jr. - Chair Lewis C. Addison Augustus A. Petticolas Jr.

Compensation Committee	Thomas W. Pettyjohn Jr. - Chair Lewis C. Addison James F. Daly Lydia K. Langley

(1)	Audit Committee Financial Expert

Executive Committee

The Executive Committee reviews extraordinary confidential issues and serves as a forum for discussing executive decisions. The Executive Committee has all the powers of the board in the management and the conduct of the business and affairs of Financial in the intervals between meetings of the full board, except that the Executive Committee may not increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. For the year ended December 31, 2017, the Executive Committee of each of Financial and the Bank had twelve (12) meetings.

Audit Committee

Financial’s Audit Committee has been established in accordance with § 3(a)(58)(A) of the Securities Exchange Act. The Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. As part of its oversight of Financial’s financial statements, the Audit Committee reviews and discusses with management and Financial’s independent registered public accountants, all annual and quarterly financial statements and disclosures prior to their issuance.

In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of Financial’s internal and disclosure control structure. As part of this process, the Audit Committee continues to monitor the scope and adequacy of Financial’s internal auditing program. In addition, the Audit Committee is the appropriate body to receive, review, and investigate, as appropriate, certain complaints, including those from whistleblowers. For the year ended December 31, 2017, the Audit Committees of Financial and the Bank had five (5) meetings.

Financial’s board has determined that Lewis C. Addison is an “Audit Committee Financial Expert” as that term is defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

The board has determined that Mr. Addison and each other member of the Audit Committee qualify as independent based on the definition of “independent director” under the applicable NASDAQ rules and applicable Securities and Exchange Commission regulations. Each member of the Audit Committee is able to read and understand financial statements, including Financial’s balance sheet, income statement, and cash flow statement.

Nominating Committee

The Nominating Committee reviews and recommends candidates for nomination to the board for expired or otherwise vacant seats. For the year ended December 31, 2017 the Nominating Committee had one (1) meeting.

All members of the Nominating Committee are independent based on the definition of “independent director” under the applicable NASDAQ rules and applicable Securities and Exchange Commission regulations. Currently, Financial does not have a formal process by which to consider candidates recommended by shareholders. Financial believes that because of the current operating environment, it is critical for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board and that the Nominating Committee is best positioned to identify such individuals. As discussed above, the Nominating Committee considers all candidates based on the criteria set forth under “Director Qualifications,” including share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Compensation Committee

The Compensation Committees of Financial and the Bank, as applicable, review, recommend, and approve compensation for its employees. Each member of the Compensation Committee is an “independent director” under the applicable NASDAQ rules and applicable Securities and Exchange Commission regulations. For the year ended December 31, 2017, the Compensation Committee of the Bank had two (2) meetings, but because Financial does not have any employees and does not compensate its officers directly, the Compensation Committee of Financial did not meet.

CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were the only shareholders known to the Company to beneficially own more than 5% of Financial’s outstanding Common Stock:

Name and Address of Individual or Identity of Group	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding
Basswood Capital Management 645 Madison Ave, 10th Floor New York, NY 10022	400,103 (1)	9.14

Banc Fund VI L.P. Banc Fund VII L.P. Banc Fund VIII L.P. Banc Fund IX L.P. 20 North Wacker Drive, Suite 3300 Chicago, IL 60606	266,172 (2)	6.08

(1)	This information is based solely on a Schedule 13F filed with the SEC for the calendar year ending December 31, 2017, on behalf of Basswood Capital Management.
(2)	This information is based solely on a Schedule 13F filed with the SEC for the calendar year ending December 31, 2017, on behalf of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P. (the “Banc Fund Reporting Persons”), each of which are an Illinois limited partnership. Charles J. Moore, who is the manager of these funds, has voting and dispositive power over these shares and controls these entities through The Banc Funds Company, L.L.C., an Illinois corporation, of which he is principal shareholder and which serves as general partner of MidBanc VI L.P., MidBanc VII L.P., MidBanc VIII L.P. and MidBanc IX L.P., the general partners, respectively, of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX, L.P. The Banc Fund Reporting Persons may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2017. Banc Fund VI, L.P. has sole voting and dispositive power with respect to 0 of the reported shares, Banc Fund VII, L.P. has sole voting and dispositive power with respect to 102,100 of the reported shares, Banc Fund VIII, L.P. has sole voting and dispositive power with respect to 45,091 of the reported shares, and Banc Fund IX, L.P. has sole voting and dispositive power with respect to 122,337 of the reported shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 20, 2018 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

	Common Stock Owned Beneficially (#) (1)	Percentage of Class (%) (2)
Lewis C. Addison, Director	14,850	*
John R. Alford, Jr. (3), Director	12,072	*
William C. Bryant III (4), Director	28,703	*
Robert R. Chapman III, Director, President	109,733	2.51
A. Douglas Dalton III, Director	9,958	*
James F. Daly (5), Director	116,577	2.66
Julie P. Doyle (6), Director	8,876	*
Watt R. Foster, Jr., Director	81,644	1.86
Phillip C. Jamerson, Director	1,980	*
Lydia K. Langley, Director	18,894	*
Augustus A. Petticolas, Jr., Director	2,140	*
Thomas W. Pettyjohn, Jr. (7), Director	15,905	*
J. Todd Scruggs (8), Director, Secretary, EVP and CFO of the Bank	28,970	*
Harry P. Umberger, EVP and Senior Credit Officer of the Bank	1,479	*

Officers and Directors as a group (9)	451,781	10.32

*	Less than 1%
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days (“presently exercisable”). Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home.
(2)	The ownership percentage of each individual is calculated based on the total of 4,378,436 shares, which is comprised of shares of common stock that were outstanding as of March 20, 2018, plus the number of shares that are presently exercisable. Shares of common stock that are presently exercisable are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group, but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes beneficial ownership of 2,100 shares held by Mr. Alford’s wife.
(4)	Includes beneficial ownership of 13,529 shares held by Mr. Bryant as a joint tenant with his wife.
(5)	Includes beneficial ownership of 38,607 shares held in a revocable trust of which Mr. Daly and his wife are co-trustees and 75,000 shares owned by Daly Group, LLC of which Mr. Daly is a member.
(6)	Includes beneficial ownership of 500 shares owned by an entity owned by Ms. Doyle’s spouse and 1,000 shares owned by Ms. Doyle’s spouse.
(7)	Includes 700 shares owned by Mr. Pettyjohn’s wife.
(8)	Includes 144 shares owned by Mr. Scruggs’ wife.
(9)	See notes 1 through 8.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

The Compensation Committees of Financial and the Bank are tasked with reviewing officer and employee compensation and employee benefit plans and making recommendations to the respective boards concerning such matters. Each Compensation Committee’s membership is determined by the board of the respective company that such Compensation Committee serves.

The Compensation Committees review and approve the goals of Financial and the Bank, as applicable, relevant to compensation, evaluate the performance of the President and Chief Executive Officer in light of these goals, and make a recommendation on the President and Chief Executive Officer’s compensation, including equity or other compensation, to the respective full board of directors which determines the appropriate compensation for the following year.

Compensation of senior management is determined by the President and Chief Executive Officer with direction from the Compensation Committee, while staying within the targeted overall compensation budgeted by the Bank.

The compensation of senior management is a mix of i) base salary; ii) retirement, insurance, and health benefits; iii) perquisites and other benefits; iv) commissions on loan and investment sales for certain members of senior management; and v) for certain members of senior management, participation in a Salary Continuation Agreement. Formerly, members of senior management along with other employees participated in Financial’s 1999 stock option plan, which expired in 2009.

The primary objective of our compensation programs is to provide competitive compensation to attract, retain, and motivate qualified employees who will contribute to the long-term success of Financial. Compensation is designed to be competitive with the Bank’s peers and to enhance long-term value to the Company’s shareholders. In furtherance of this objective, the Compensation Committees regularly evaluate the compensation provided to the Bank’s executive officers to ensure that it remains competitive in relation to the compensation paid to similarly situated executive officers at other financial institutions of comparable size and performance. In addition, Financial endeavors to ensure that the compensation provided to Financial’s and its subsidiaries’ executive officers is internally equitable based upon the skill requirements and responsibilities associated with each executive position. Financial does not believe that the current compensation structure incentivizes any employee to take undue risk.

Although neither Financial nor the Bank has adopted a bonus plan, the board of directors has the discretion to award bonuses to employees based on individual and company performance.

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to certain employees of the Bank who performed policy-making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2017.

Summary Compensation Table—2017

	Annual Compensation			Long Term Compensation		Total ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards Options / SARS (#)(1)	All Other Compensation ($)
Robert R. Chapman III (2)	2017	$300,000	$15,000	—	$106,848	$421,848
President of Financial and CEO and President of the Bank	2016	$300,000	$15,000	—	$62,027	$377,027
J. Todd Scruggs (3)	2017	$240,000	$15,000	—	$59,861	$314,861
Secretary-Treasurer of Financial and EVP and CFO of the Bank	2016	$240,000	$15,000	—	$40,437	$295,437
Harry P. Umberger (4)	2017	$220,000	$10,000	—	$50,193	$280,193
EVP - SCO of the Bank	2016	$200,000	$15,000	—	$29,902	$244,902

(1)	The 1999 Stock Option Plan, as amended, expired in 2009.
(2)	“All Other Compensation” consists entirely of matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and club dues, and $96,612 and $52,541 expensed by the Bank under Mr. Chapman’s Salary Continuation Agreement in 2017 and 2016, respectively.
(3)	“All Other Compensation” consists entirely of matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and club dues, and $42,693 and $23,738 expensed by the Bank under Mr. Scruggs’ Salary Continuation Agreement in 2017 and 2016, respectively.
(4)	“All Other Compensation” consists entirely of matching contributions made under the Bank’s 401(k) plan, life insurance premiums, and $41,333 and $21,382 expensed by the Bank under Mr. Umberger’s Salary Continuation Agreement in 2017 and 2016, respectively.

Stock Option Plan

The 1999 Stock Option Plan, as amended, expired in 2009.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2017, the named executive officers have no outstanding equity awards.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2017. All figures have been adjusted to reflect all stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	636	$12.79	—
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	636	$12.79	—

Executive Compensation Arrangements

Employment Agreements

None of our employees have employment agreements.

Salary Continuation Agreements

The Bank entered into Salary Continuation Agreements on August 6, 2009 with each of Robert R. Chapman III, President of the Bank; J. Todd Scruggs, Executive Vice President and Chief Financial Officer; and Harry P. Umberger, Executive Vice President and Senior Credit Officer (collectively, the “Named Executive Officers”).

On October 18, 2016, the Bank entered into First Amendments to each of the Salary Continuation Agreements (each as amended, a “First Amended Salary Continuation Agreement”) with each of the Named Executive Officers, to be effective as of October 1, 2016. In connection with Mr. Umberger’s First Amended Salary Continuation Agreement, the Bank and Mr. Umberger also entered into that certain 2016

Salary Continuation Agreement (the “2016 Salary Continuation Agreement”), to be effective as of October 1, 2016. The First Amended Salary Continuation Agreements, and in the case of Mr. Umberger, the 2016 Salary Continuation Agreement, provide each of the Named Executive Officers with increased Supplemental Benefits, as summarized below.

Robert R. Chapman III. Mr. Chapman’s First Amended Salary Continuation Agreement provides for a lump sum payment of $2,315,177 payable within 90 days following Mr. Chapman’s normal retirement date at age 65 or the date of his death if he is employed by the Bank at the time of his death.

If Mr. Chapman’s employment terminates prior to his reaching age 65 other than for cause, death, disability, or change in control, Mr. Chapman shall be paid a lump sum equal to the Early Termination benefit set forth on Schedule A of the First Amended Salary Continuation Agreement for the applicable plan year immediately preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates.

If Mr. Chapman becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to the Disability benefit set forth on Schedule A of the First Amended Salary Continuation Agreement for the applicable plan year immediately preceding his disability. This amount shall be paid within 90 days following the date on which Mr. Chapman reaches age 65.

If Mr. Chapman’s employment with the Bank terminates within 24 months following a Change in Control (as defined in the initial Salary Continuation Agreement), Mr. Chapman shall be paid a lump sum equal to the Change in Control benefit set forth on Schedule A of the First Amended Salary Continuation Agreement for the applicable plan year immediately preceding such termination date. This payment shall be made within 90 days of the date on which Mr. Chapman’s employment terminates.

J. Todd Scruggs. Mr. Scruggs’ First Amended Salary Continuation Agreement provides for annual payments of $170,484 payable in equal monthly installments for 15 years beginning within 90 days following Mr. Scruggs’ normal retirement date at age 65 or the date of his death if he is employed by the Bank at the time of his death.

If Mr. Scruggs’ employment terminates prior to his reaching age 65 other than for cause, death, disability, or change in control, Mr. Scruggs shall be paid a lump sum equal to the Early Termination benefit set forth on Schedule A of the First Amended Salary Continuation Agreement for the applicable plan year immediately preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates.

If Mr. Scruggs becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to the Disability benefit set forth on Schedule A of the First Amended Salary Continuation Agreement for the applicable plan year immediately preceding his disability. This amount shall be paid within 90 days following the date on which Mr. Scruggs reaches age 65.

If Mr. Scruggs’ employment with the Bank terminates within 24 months following a Change in Control (as defined in the initial Salary Continuation Agreement), Mr. Scruggs shall be paid a lump sum equal to the Change in Control benefit set forth on Schedule A of the First Amended Salary Continuation Agreement for the applicable plan year immediately preceding such termination date. This payment shall be made within 90 days of the date on which Mr. Scruggs’ employment terminates.

Harry P. Umberger. Mr. Umberger’s First Amended Salary Continuation Agreement freezes the amount of the Supplemental Benefits provided under Mr. Umberger’s initial Salary Continuation Agreement. Supplement Benefits are also provided under Mr. Umberger’s 2016 Salary Continuation Agreement.

Mr. Umberger’s 2016 Salary Continuation Agreement provides for a lump sum payment of $886,660 payable within the month following the date of Mr. Umberger’s separation from service after age 65 or the date of his death if he is employed by the Bank at the time of his death. In addition to this payment, Mr. Umberger’s First Amended Salary Continuation Agreement provides for annual payments of $44,085 payable in equal monthly installments for 15 years beginning within 90 days following Mr. Umberger’s normal retirement date at age 65 or the date of his death prior to attaining the age of 65 if he is employed by the Bank at the time of his death.

If Mr. Umberger’s employment terminates prior to his reaching age 65 other than for cause, death, disability, or change in control, Mr. Umberger shall be paid, pursuant to the 2016 Salary Continuation Agreement, a lump sum equal to the Early Termination benefit set forth on Schedule A of the 2016 Salary Continuation Agreement for the applicable plan year immediately preceding such termination date. This amount is payable within the month following the date on which his employment terminates. In addition to this payment, Mr. Umberger’s First Amended Salary Continuation Agreement provides for an annual benefit, payable in equal monthly installments for 15 years, in the amount necessary to fully amortize the accrued benefit amount of $188,340.22 over the 15-year period, crediting interest monthly on the unpaid portion of such accrued benefit amount at an annual rate of 6% (the “Accrued Annual Benefit”). Payments on this Accrued Annual Benefit shall begin within 90 days following the date of Mr. Umberger’s early termination.

If Mr. Umberger becomes disabled prior to his reaching age 65, he shall receive, pursuant to the 2016 Salary Continuation Agreement, a lump sum payment equal to the Disability benefit set forth on Schedule A of the 2016 Salary Continuation Agreement for the applicable plan year immediately preceding his disability. This amount shall be paid within the month following the date of Mr. Umberger’s disability. In addition to this payment, Mr. Umberger’s First Amended Salary Continuation Agreement provides for the Accrued Annual Benefit in the event of Mr. Umberger’s disability. Payments on this Accrued Annual Benefit shall begin within 90 days following the date on which Mr. Umberger reaches age 65.

If Mr. Umberger’s employment with the Bank terminates within 24 months following a Change in Control (as defined in the 2016 Salary Continuation Agreement), Mr. Umberger shall be paid, pursuant to the 2016 Salary Continuation Agreement, a lump sum equal to the Change in Control benefit set forth on Schedule A of the 2016 Salary Continuation Agreement for the applicable plan year immediately preceding such termination date. This payment shall be made within the month following the date on which Mr. Umberger’s employment terminates. In addition to this payment, Mr. Umberger’s First Amended Salary Continuation Agreement provides for the Accrued Annual Benefit. Payments on this Accrued Annual Benefit shall begin within 90 days of the date on which Mr. Umberger’s employment terminates following a Change in Control.

TRANSACTIONS WITH RELATED PARTIES

Loans and Extensions of Credit. Financial maintains written policies and procedures to strictly control all loans to insiders in accordance with Federal law (Regulation O). Insiders include any executive officer, director, or principal shareholder and entities which such persons control. Some of the directors and officers of Financial and the Bank are at present, as in the past, customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2017 and 2016, the total outstanding loans to directors and officers and their related parties, including loans guaranteed by such persons, aggregated $14,592,000 and $15,869,000, respectively. None of these loans or other extensions of credit are disclosed as nonaccrual, past due, restructured, or potential problem loans.

Other Transactions. The Bank entered into a lease agreement in October 2003 pursuant to which it currently leases approximately 29,623 square feet of office space at 828 Main Street, Lynchburg, Virginia. The property is owned by Jamesview Investments, LLC, a Virginia limited liability company, which is owned by our director, William C. Bryant III. The initial lease term commenced on August 1, 2004 and expired on July 31, 2014, at which time the Bank exercised its first of two five year renewal options. The lease payments totaled approximately $302,000 in each of 2017 and 2016.

During January of 2017, Financial issued $5,000,000 in unregistered debt securities (the “2017 Notes”) to accredited investors in a private placement. The 2017 Notes bear interest at the rate of 4% per year with interest payable quarterly in arrears. One member (including immediate family members) of the board of directors purchased an aggregate of approximately $1,000,000 of 2017 Notes. During 2017, this director received interest payments totaling approximately $40,000 and during 2018, this director has received interest payments totaling $10,000. The related party above purchased the 2017 Notes on the same terms as all other purchasers of the 2017 Notes.

Approval Process for Other Transactions. The disinterested members of the board of directors review all related party transactions for potential conflicts of interest. The board of directors must approve all related party transactions and such transactions must be on terms not less favorable to Financial or the Bank than those that prevail in arms-length transactions with third parties. Related party transactions are those involving Financial and the Bank which are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

There are no legal proceedings to which any director, officer, principal shareholder, or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Financial with management and with Yount, Hyde & Barbour, P.C. (“YHB”), the independent auditors for the year ended December 31, 2017. Management represented to the Audit Committee that Financial’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with YHB also included the matters required to be discussed by PCAOB Auditing Standard No. 1301, as amended.

YHB provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence. YHB also discussed with the Audit Committee the firm’s independence from Financial, the Bank, and their management.

Based on the discussions with management and YHB, the Audit Committee’s review of the representations of management, and the report of YHB, the Audit Committee unanimously recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2017.

Submitted by the Audit Committee of Financial’s board of directors.

Augustus A. Petticolas, Jr. - Chair

Lewis C. Addison

James F. Daly

Julie P. Doyle

Lydia K. Langley

Phillip C. Jamerson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

YHB served as independent auditors for Financial for 2017 and 2016. Representatives from YHB are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

YHB has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank, in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

Fees Paid to Independent Auditors for 2017 and 2016 Fiscal Years

For the fiscal years ended December 31, 2017 and 2016, YHB audited the financial statements included in Financial’s Annual Report on Form 10-K, reviewed Financial’s quarterly reports on Form 10-Q, and provided certain tax services including tax compliance, tax advice, and tax planning.

The following table presents the aggregate fees paid or to be paid by Financial and the Bank for professional services rendered by YHB for the years 2017 and 2016:

	2017	2016
Audit Fees (1)	$80,600	$73,450
Audit Related Fees (2)	8,750	8,500
Tax Fees (3)	6,350	5,350

Total	$95,700	$87,300

(1)	Audit fees: Consist of audit and review services, review of documents filed with the SEC, and assistance with and consent to Form S-3 (2017).
(2)	Audit-related fees: Consist of the audit of the Bank’s 401(k) plan.
(3)	Tax fees: Consist of federal and state income tax return preparation and related matters.

Audit Related Fees

The fees for audit related services in 2017 and 2016 were $8,750 and $8,500 respectively.

All Other Fees

Other than the fees set forth above, YHB did not bill Financial or the Bank for any other fees during either of the past two (2) years.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval. The Audit Committee pre-approved all services provided by YHB in 2017 and 2016.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the principal accounting officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of beneficial ownership reporting Forms 3 and 4 furnished to Financial under Rule 16a-3(e) of the SEC, and upon appropriate written representations, we believe that all reports of initial and subsequent changes in beneficial ownership of Financial’s securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were filed with the Commission on a timely basis for 2017 by all persons who were directors or executive officers of Financial or beneficial owners of more than 10% of our outstanding Common Stock at any time during the year.

Required Vote

Directors are elected by a plurality of the votes cast. Thus, in the election of directors, those receiving the greatest number of votes for election will be elected even if they do not receive a majority of the votes. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Accordingly, “withhold” votes and broker non-votes will have no impact on the outcome of this proposal.

The board of directors unanimously recommends that the shareholders vote “FOR” the nominees for election as directors of Bank of the James Financial Group, Inc.

PROPOSAL TWO -

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the board of Financial has recommended and the board has appointed, subject to ratification by the shareholders, Yount, Hyde & Barbour, P.C., Winchester, Virginia (“YHB”) as independent public accountants to audit the books of Financial for the fiscal year ending December 31, 2018.

The board requests that the shareholders ratify Financial’s selection of YHB as independent public accountants to audit the books and accounts of Financial for the fiscal year ending December 31, 2018.

Required Vote

The affirmative vote of a majority of the votes cast, without regard to broker non-votes and proxies marked as “Abstain,” is required to ratify the selection of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2018. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of this proposal.

The board of directors unanimously recommends that the shareholders vote “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the fiscal year ending December 31, 2018.

PROPOSAL THREE -

APPROVAL OF 2018 EQUITY INCENTIVE PLAN

The board of directors has adopted, subject to shareholder approval, the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”), to promote the long-term financial success of the Company, and its subsidiaries, including Bank of the James, by providing a means to attract, retain, and reward employees who contribute to the Company’s success and to further align their interests with those of the Company’s shareholders through the ownership of shares of Common Stock of the Company. By approving the Equity Incentive Plan, the Company’s shareholders will give the Company the flexibility it needs to continue to attract and retain highly qualified employees by offering a competitive compensation program linked in part to the performance of the Company’s Common Stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 250,000 shares of Common Stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options and non-qualified stock options (sometimes referred to as an “Award” or collectively as “Awards”). This amount represents approximately 5.7% of the Company’s total issued and outstanding shares of Common Stock. As discussed below, certain limitations apply as to the total number of shares that may be issued for a particular type of Award under the Equity Incentive Plan, as well as the number of shares that may be issued to an individual employee pursuant to certain Awards.

The Equity Incentive Plan is expected to be administered by the members of the Company’s Compensation Committee who are “Non-Employee Directors” and “Outside Directors,” as defined in the Equity Incentive Plan (the “Committee”). The Company’s board of directors may also administer the Equity Incentive Plan. The Committee has the authority and powers set forth in the Equity Incentive Plan, including, but not limited to, selecting the employees who will receive Awards; establishing the terms and conditions relating to each Award; adopting rules and regulations relating to the Equity Incentive Plan; interpreting the Equity Incentive Plan; and administering the Equity Incentive Plan. The Equity Incentive Plan also allows the Committee to delegate all or any portion of its administrative responsibilities and powers to a subcommittee, subject to the provisions of the Equity Incentive Plan and resolutions of the board of directors. The Committee may also delegate to one or more of the Company’s officers, the authority to determine when Awards are to be granted under the Equity Incentive Plan and to select the participants to whom Awards will be granted (subject to the limitations set forth with respect to “insiders” as defined in Section 16 of the Exchange Act, and any limitations set forth in the Equity Incentive Plan).

The Committee may grant an Award under the Equity Incentive Plan as an assumption or substitute for the payment for grants or rights earned or due under any plan of any entity acquired by the Company or its subsidiaries.

Market Value of Underlying Securities of the Equity Incentive Plan

As of March 27, 2018, the closing price per share of Common Stock as reported on the NASDAQ Capital Market was $15.45.

Eligibility

Full-time employees of the Company and its subsidiaries are eligible to receive Awards under the Equity Incentive Plan. While all full-time employees are eligible, we currently contemplate granting Awards to those employees who contribute significantly to the success of Financial and its subsidiaries. As of March 27, 2018, approximately 143 employees of the Company are eligible to receive Awards under the Equity Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of Awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each Award shall be subject to conditions established by the Committee and set forth in the recipient’s award agreement, and shall be subject to such vesting conditions and restrictions, if any, as determined by the Committee (see “Vesting of Awards” below). Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock, or restricted stock units. The shares of Common Stock with respect to which Awards may be made under the Equity Incentive Plan, shall be shares currently authorized but unissued, currently held or, to the extent permitted or required by applicable law or regulation, subsequently acquired by the Company, including shares purchased on the market.

Stock Options. A stock option is the right to purchase shares of Common Stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of Common Stock on the date the stock option is granted (or 110% of fair market value in the case of incentive stock options held by persons owning more than 10% of the total combined voting power of all classes of Company stock (a “10% Shareholder”)). Fair market value for purposes of the Equity Incentive Plan means:

(i)	the closing sales price of shares of Common Stock as reported on the principal United States securities exchange or market system on which the shares are listed or admitted to trading on the date in question; or

(ii)	if shares of Common Stock are not listed on a securities exchange or market system, “fair market value” shall mean a price determined by the Committee in good faith in accordance with the Equity Incentive Plan and applicable law.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain potential tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code, including without limitation, certain restrictions on the transferability of incentive stock options and the requirement that no incentive stock option may be exercisable after the expiration of ten years after the date it is granted (or 5 years in the case of a 10% Shareholder). Shares of Common Stock purchased upon the exercise of a stock option must be paid for at the time of exercise (i) in cash; (ii) by tendering, either actually or constructively, shares of Common Stock valued at fair market value as of the day of exercise; or (iii) by any combination of these methods. No stock option can be exercised for a fraction of a share.

Restricted Stock. A restricted stock award is a grant of Common Stock to a participant, subject to vesting requirements and other restrictions determined by the Committee, as permitted in the Equity Incentive Plan and set forth in the award agreement. Restricted stock awards may be granted only in whole shares of Common Stock. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to shares of Common Stock subject to an unvested award, and any dividends and distributions with respect to a restricted stock award will be accumulated but not distributed to the participant unless and until the participant vests in such restricted stock award. The Committee, in its discretion, may provide that accumulated dividends bear interest at a rate and subject to such terms as established by the Committee. Any such dividend payments or distributions (and interest thereon, if applicable) may be paid in cash, or in the discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends.

Restricted Stock Units. A restricted stock unit award is similar to a restricted stock award except that no share of Common Stock is actually awarded to the recipient on the date of grant. Each restricted stock unit is evidenced by an award agreement that specifies the vesting and/or restriction period, the number of restricted stock units granted, and any other provisions determined by the Committee and permitted under the Equity Incentive Plan. The Committee may also grant restricted stock unit awards with a deferral feature, the payment or settlement of which is deferred until a specified date or on the occurrence of a specified, objectively determinable event that occurs after the vesting date, as set forth in the award agreement. Restricted stock unit awards that have vested (or for which the deferral period has expired in the case of any restricted stock unit with a deferral feature) will be paid or settled by delivering one share of Common Stock to the participant in exchange for each restricted stock unit, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of Common Stock, in lieu of delivering shares of Common Stock exclusively. A participant shall have no voting rights with respect to any restricted stock units, but may, in the discretion of the Committee, be granted dividend equivalents with respect to restricted stock units, as described below.

Dividend Equivalents. The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Equity Incentive Plan. Dividend equivalents confer on the participant the right to a credit in the form of additional restricted stock units equal to cash and stock dividends or distributions paid with respect to all or a portion of the number of shares of Company common stock subject to the restricted stock unit award. The Committee, in its discretion, may provide that dividend equivalents credited to a participant may bear interest at a rate and subject to such terms as established by the Committee. The dividend equivalent right (and interest thereon, if applicable) will be paid in cash, or in the discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of the dividend equivalents (and interest, if applicable). The dividend equivalent subject to a restricted stock unit will be paid or settled at the same time as the share of Common Stock and/or cash is distributed to the participant in payment or settlement of such restricted stock unit, provided, that if the participant forfeits the restricted stock unit, the corresponding dividend equivalent will also be forfeited.

Performance Awards. A performance award is an award of restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the Equity Incentive Plan (see “Performance Features” below).

Limitation on Awards under the Equity Incentive Plan

The maximum aggregate number of shares of Common Stock that may be issued under the Equity Incentive Plan pursuant to the exercise of incentive stock options is 50,000 shares. The maximum number of shares of Common Stock with respect to which Awards may be granted in any calendar year to a single employee under the Equity Incentive Plan will not exceed 10,000 shares in the aggregate. If and to the extent the aggregate fair market value (as of the date of grant) of shares of Common Stock with respect to which incentive stock options are exercisable by the holder thereof in any calendar year exceeds $100,000 in the aggregate, the stock options, or portions thereof, which exceed such limit, shall be treated as non-qualified stock options.

To the extent any shares of Common Stock covered by an Award (including restricted stock awards) are not delivered to a participant because the award is forfeited or cancelled or because a stock option is not exercised, the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Equity Incentive Plan (that is, they will remain available for grant under the Equity Incentive Plan); provided, however, that shares of Common Stock subject to an Award that are (a) tendered in payment of a stock option, (b) delivered or withheld by the Company to satisfy a tax withholding obligation, or (c) covered by a stock-settled Award that were not issued upon settlement of the Award, shall not again be made available for issuance or delivery under the Equity Incentive Plan.

In the event of a corporate transaction involving the Company’s Common Stock, including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination or exchange of shares, stock dividend, or other extraordinary and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), or other relevant change in the capitalization of the Company after any Award is granted, the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock awards and restricted stock units, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units, and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awarded stock options, restricted stock awards, and restricted stock units. Unless the Committee determines that an adjustment is otherwise in the best interests of the Company or its subsidiaries, the Committee will endeavor to ensure any adjustments will not adversely affect the tax-favored status of any stock options or adversely affect any exemptions under federal and state securities laws.

Prohibition Against Repricing or Cancelling of Stock Options. The Equity Incentive Plan provides that, neither the Committee nor the board of directors is authorized, without Company shareholder approval, to (i) make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted, (ii) take any other action treated as a repricing under generally accepted accounting principles, (iii) cancel a stock option in exchange for a stock option with a lower exercise price than the option sought to be cancelled, or (iv) cancel underwater stock options in exchange for cash, other Company securities, or other Awards.

Performance Features

The performance criteria that may be used for Awards of restricted stock or restricted stock units shall be based on the following performance measures: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels or performance criteria and any other objective goals as may be established by the Committee. The performance criteria that will be used to establish one or more performance goals based on the attainment of specific levels of performance of the Company as a whole, or of any one or more subsidiaries or business or operational units of the Company or a subsidiary, and may be measured as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or as the Committee may select. The Committee may adjust performance measures and performance goals in certain circumstances as set forth in the Equity Incentive Plan.

Vesting of Awards

If the vesting of an Award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to:

(i)	in the case of any Award of restricted stock and restricted stock units, the requirement that full vesting occur no earlier than three years after the date of grant, provided however, that vesting may occur in annual one-third installments beginning after one year of service following the date of grant,

(ii)	in the case of any Award of restricted stock or restricted stock units based on the achievement of performance or other goals or criteria, the requirement that vesting occur no earlier than one year after the date such Award is granted, and

(iii)	acceleration of vesting in the event of an involuntary termination without cause or voluntary termination for “good reason” (as defined in the Equity Incentive Plan) within twelve months after a change in control (as defined in the Equity Incentive Plan).

Subject to the foregoing, the Committee will have the power to accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to accelerate the time period to exercise a stock option, provided that such acceleration is consistent with Section 409A of the Internal Revenue Code. The Committee will also have the authority to remove any or all restrictions on Awards of restricted stock and restricted stock units if it determines that such action is appropriate due to changes in applicable law or circumstances, after such Award is granted.

Effect of Termination of Service on Awards

Stock Options. Unless otherwise determined by the Committee and stated in an award agreement or in an employment agreement approved by the Committee, in the event of a participant’s termination of continuous service for any reason other than disability, death, or for cause, stock options will be exercisable only as to those shares that were immediately exercisable by the participant at the date of such termination and only for three months following such termination or for the remaining term of the stock option, if less. In the event of termination of continuous service for cause (as defined in the Equity Incentive Plan), all stock options that have not been exercised (whether or not vested) will immediately terminate and become unexercisable. Stock options that were immediately exercisable by the participant at the date of death or at the date of termination due to disability, as the case may be, may be exercised for one year following termination of service due to death or disability or for the remaining term of the stock option, if less.

Restricted Stock and Restricted Stock Units. Subject to the terms of the Equity Incentive Plan, the Committee may provide in the award agreement for an Award of restricted stock or restricted stock units, when and whether such Award will vest and/or expire and be forfeited as a result of a participant’s termination of service for any or no reason, or for certain reasons specified by the Committee, which could include for example, death, disability, cause, or retirement after a certain age.

Change in Control

Unless otherwise determined by the Committee and stated in an award agreement, all outstanding stock options then held by a participant will become fully exercisable (subject to the expiration provisions otherwise applicable to the stock option) upon (a) an involuntary termination without cause or (b) a voluntary termination for “good reason,” that occurs at or within twelve months following a change in control of the Company. In that event, such stock options may be exercised for a period of three months following the participant’s involuntary termination or voluntary termination for “good cause,” or for the remaining term of the stock option, if less.

Unless otherwise determined by the Committee and stated in an award agreement, all restricted stock awards and restricted stock units (including, without limitation, any Award of restricted stock or restricted stock units based on the achievement of performance or other goals or criteria) shall be fully earned and vested upon (a) an involuntary termination without cause or (b) a voluntary termination for “good reason,” that occurs at or within twelve months following a change in control of the Company.

For purposes of the Equity Incentive Plan, a change in control occurs when: (a) any one person, or more than one person acting as a group, other than any employee benefit plan sponsored by the Company or the Bank, acquires ownership of stock of the Company or of the Bank that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total voting power of the stock of the Company or the Bank; or (b) any one person, or more than one person acting as a group, other than any employee benefit plan sponsored by the Company or the Bank acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company or the Bank possessing thirty percent or more of the total voting power of the stock of the Company or the Bank; or (c) a majority of members of the board of directors of the Company or the Bank is replaced during any twelve-month period by Company or Bank directors whose appointment or election is not endorsed by a majority of the members of the Company or Bank board of directors before the date of each appointment or election; or (d) any one person, or more than one person acting as a group acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company or the Bank that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company or the Bank immediately before such acquisition or acquisitions. For purposes of subsection (d), gross fair market value means the value of the assets of the Company or the Bank, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, in the event an Award constitutes deferred compensation under Section 409A of the Internal Revenue Code, then with respect to such Award, a change in control shall be defined as required under that Section of the Internal Revenue Code.

Forfeiture and Clawbacks

In addition to the applicable vesting conditions of an Award, the Committee may specify in an award agreement that rights, payments and benefits with respect to an Award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination of employment for cause; breach of non-competition, non-solicitation, confidentiality or other restrictive covenants contained in the award agreement or that may otherwise apply to the participant; or other conduct of the participant that is detrimental to the business or reputation of the Company or any subsidiary.

The Company may cancel any Award, require reimbursement of any Award by a participant, and effect any other right of recoupment of equity or other compensation provided under the Equity Incentive Plan in accordance with and subject to (a) any clawback policy adopted by the board of directors from time to time and (b) any provisions of applicable law, which could in certain circumstances require repayment or forfeiture of Awards or any shares of Common Stock or other cash or property received with respect to the Awards, including any value received from a disposition of the shares of Common Stock acquired upon payment or settlement of the Awards.

Amendment and Termination

The board of directors may terminate, amend, or modify the Equity Incentive Plan in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code, the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of the exchange on which the shares of Common Stock are then listed, by any regulatory body having jurisdiction with respect thereto, or pursuant to any other applicable laws, rules, or regulations. No termination, amendment, or modification of the Equity Incentive Plan or any Award, other than in connection with a change in control or capital adjustment pursuant to the Equity Incentive Plan or as required by applicable law, may adversely affect any rights under any Awards previously granted under the Equity Incentive Plan, without the participant’s written consent.

Duration of Plan

The Equity Incentive Plan will become effective upon the approval by the shareholders at this annual meeting. The Equity Incentive Plan will remain in effect as long as any Awards under it are outstanding; provided, however, no incentive stock option may be exercised after the expiration of ten years after its grant date; and provided, further, that no Award may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the date that the first Award is granted under the Equity Incentive Plan. The Company may not grant any incentive stock options after the tenth anniversary of the date on which the shareholders approve the Equity Incentive Plan.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of the shares of Common Stock under the Equity Incentive Plan with the Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the Equity Incentive Plan by the Company’s shareholders.

Banking Regulatory Provision

All Awards will be subject to any condition, limitation, or prohibition under any financial institution regulatory policy or rule to which the Company or any of its subsidiaries is subject.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the shares of Common Stock subject to the Award are not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an Award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. If and when a share of Common Stock is issued in settlement of a restricted stock unit, the tax consequences for restricted stock awards (see paragraph above) will be realized. If, in the sole discretion of the Committee, the restricted stock unit is converted to a cash amount and distributed, the participant will recognize income at the time of distribution equal to the cash received. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from Awards to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of Awards under the Equity Incentive Plan in the event of a termination of service without cause or for good reason within twelve months following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state, local, and foreign taxes in connection with the grant of Awards under the Equity Incentive Plan. The foregoing is not legal or tax advice and the Company encourages participants to consult with their individual legal and tax advisors to determine the applicability of the tax rules to the Awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The board of directors has adopted the Equity Incentive Plan. If the Equity Incentive Plan is approved by shareholders, the Committee intends to meet promptly after shareholder approval to determine the specific terms of the Awards, including the allocation of Awards to executive officers and employees. At the present time, no determination has been made as to granting or allocation of any Awards.

Required Vote

The affirmative vote of a majority of the votes cast, without regard to broker non-votes and proxies marked as “Abstain,” is required to approve the Equity Incentive Plan. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of this proposal.

The board of directors unanimously recommends that the shareholders vote “FOR” the approval of the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan.

PROPOSAL FOUR -

APPROVAL OF 2018 EMPLOYEE STOCK PURCHASE PLAN

The board of directors has adopted, subject to shareholder approval, the Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). The purpose of the Employee Stock Purchase Plan is to facilitate employee participation in the ownership and economic progress of the Company and its subsidiaries by providing employees with an opportunity to acquire an ownership interest in the Company. In addition, the Employee Stock Purchase Plan will aid the Company in the retention of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company’s business largely depends.

The board of directors believes that the Employee Stock Purchase Plan will encourage broader ownership of shares of Common Stock by employees of the Company and its subsidiaries, and thereby provide, an incentive for employees to contribute to the continued profitability and success of the Company. In particular, by approving the Employee Stock Purchase Plan, the shareholders will provide the Company with a convenient means to enable employees of the Company and its subsidiaries who might not otherwise purchase and hold shares of Common Stock to do so, and that the discounted purchase price feature of the Employee Stock Purchase Plan will provide a meaningful inducement to participate. The board also believes that employees’ continuing economic interest, as shareholders, in the performance and success of the Company will enhance their entrepreneurial spirit, which can greatly contribute to the Company’s long-term profitability.

The following is a summary of the more significant features of the Employee Stock Purchase Plan, which is qualified in its entirety by reference to the provisions of the Employee Stock Purchase Plan, attached hereto as Appendix B.

General

The Employee Stock Purchase Plan provides a means for employees of the Company and employees of the Company’s subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of shares of Common Stock. All employees electing to participate in the Employee Stock Purchase Plan will have equal rights and privileges. Under the Employee Stock Purchase Plan, eligible employees will be able to purchase shares of Common Stock at a price (the “Purchase Price”) equal to at least the lesser of 85% (or such greater percentage designated by the Committee) of the fair market value of shares of Common Stock on the last trading day of the applicable offering period or on the first trading day of the next succeeding offering period. For purposes of the Employee Stock Purchase Plan, the fair market value of shares of Common Stock on a particular date will be the reported “closing price” on the NASDAQ Capital Market on that date if it is a trading day and otherwise, on the prior trading day.

Administration

The board will delegate responsibilities for administering the Employee Stock Purchase Plan to the Committee. The Committee will have the authority to interpret the Employee Stock Purchase Plan and construe its terms, adopt rules and regulations relating to the Employee Stock Purchase Plan and make all determinations under the Employee Stock Purchase Plan. The Employee Stock Purchase Plan provides that each offering period will commence on or about January 1 and July 1 of each year and each offering period will consist of one six-month period, unless a different period is established by the Committee and announced to eligible employees before the beginning of the applicable offering period; provided, that the Committee may change the duration, frequency, start, and end dates of the offering periods.

The Committee will establish and maintain an account for each participant in the Employee Stock Purchase Plan (each, a “Plan Account”) to which payroll deductions will be credited and amounts debited when applied to purchase shares of Common Stock. The Committee will also establish with the transfer agent for the Company’s Common Stock (the “Transfer Agent”), a separate account for each participant which will be credited with shares of Common Stock that the participant purchases under the Employee Stock Purchase Plan (each, a “Stock Account”).

The Committee will also establish and administer procedures through which eligible employees may enroll in the Employee Stock Purchase Plan.

Eligibility

Any individual who, as of the first day of the applicable enrollment period, has been employed for at least ninety days for at least twenty hours per week by the Company, or of any subsidiary of the Company that has been designated by the board or the Committee as a subsidiary whose employees are eligible to participate in the Employee Stock Purchase Plan (each a “Designated Subsidiary”), is eligible to participate in the Employee Stock Purchase Plan by following the enrollment procedures set forth in the Employee Stock Purchase Plan and as established by the Committee (see “Participation” below); provided that such individual does not directly or indirectly own shares of stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of the Company’s subsidiaries. The board currently anticipates that the Bank and BOTJ Insurance, LLC will each be a “Designated Subsidiary” for purposes of the Employee Stock Purchase Plan, and that, as of March 27, 2018, approximately 143 employees of the Company and its subsidiaries will be eligible to participate in the Employee Stock Purchase Plan.

Shares Subject to the Employee Stock Purchase Plan

Subject to approval by shareholders, the maximum number of shares of Common Stock that may be purchased under the Employee Stock Purchase Plan will be 250,000 shares, subject to adjustment as described below in “Changes in Capitalization and Similar Changes” beginning on page 39 of this Proxy Statement. Shares of Common Stock purchased under the Employee Stock Purchase Plan will be authorized but unissued (i.e., newly-issued) shares of Common Stock not reserved for any other purpose or shares acquired on the market.

Market Value of Underlying Securities of the Employee Stock Purchase Plan

As of March 27, 2018, the closing price per share of Common Stock as reported on the NASDAQ Capital Market was $15.45.

Participation

An eligible employee will be permitted to enroll for an offering period (i.e., become a participant in the Employee Stock Purchase Plan) by delivering the appropriate written election to participate to the Committee within the period specified by the Committee. Upon enrollment in the Employee Stock Purchase Plan, a participant must elect the rate at which the participant will make payroll contributions for the purchase of shares of Common Stock. Elections must be stated as a percentage of the participant’s compensation on each pay day occurring during the applicable offering period, which percentage must be at least one percent and may not exceed ten percent (or such other maximum percentage as the Committee may establish from time to time prior to the beginning of an offering period); provided that in no event may a participant be allowed to purchase (or hold options that would allow the participant to purchase) shares of Common Stock under the Employee Stock Purchase Plan that (a) would cause the participant to directly or indirectly own shares of Company stock possessing five percent or more of the total combined voting power of all classes of stock of the Company; (b) would allow the participant to purchase more than one thousand five hundred shares of Common Stock during any offering period; or (c) would permit the participant, after the date of grant, to purchase shares of Company stock under all stock purchase plans of the Company and its subsidiaries having a fair market value (determined at the time of grant) of more than $25,000 for each calendar year in which the participant may purchase shares under the Employee Stock Purchase Plan. All employee contributions will be made by means of direct payroll deduction and from taxable compensation. The payroll deduction rate elected by a participant will continue in effect until the participant modifies the rate as described below, withdraws from participating in (or otherwise becomes ineligible to participate in) the Employee Stock Purchase Plan, or terminates his employment with the Company or Designated Subsidiary. A participant may change the rate of payroll deduction only once during an offering period, by submitting a new enrollment form authorizing such change at least fifteen days before the applicable purchase date, and may authorize a change in the rate of payroll deductions for future offering periods by submitting a new enrollment form at least fifteen days before the start of the future offering period for which such change is to first apply.

A participant’s payroll deductions will be credited to the participant’s Plan Account. As of the last day of each offering period, the value of each participant’s Plan Account will be divided by the purchase price established for that offering period. Each participant will be deemed to have purchased the number of whole shares of Common Stock produced by this calculation. If application of the procedures described in the preceding two sentences results in the purchase by all participants during that offering period of an aggregate number of shares greater than the number of shares offered during that offering period, the Committee will make a pro rata allocation of the remaining available shares of Common Stock among participants and any cash remaining in participants’ Plan Accounts will be credited to the next offering period.

As promptly as reasonably practicable after the end of each offering period, the Company will deliver, or cause to be delivered, the shares of Common Stock purchased by a participant during that offering period to the Transfer Agent for deposit into that participant’s Stock Account. No interest will be credited on payroll contributions pending investment in shares of Common Stock. The Transfer Agent will either purchase such shares of Common Stock in the market or directly from the Company as directed by the Committee.

Participants will be entitled to vote the number of whole shares of Common Stock credited to their respective Stock Accounts. A participant’s rights under the Employee Stock Purchase Plan will be nontransferable, except upon death of the participant in which case, the shares of Common Stock and any cash then held in the participant’s Stock Account and/or Plan Account will be transferred to the person or persons designated by the participant as beneficiary or beneficiaries on forms provided by the Committee.

Effect of Termination of Employment on Election to Participate

A participant whose employment with the Company and its Designated Subsidiaries is terminated will be deemed to have withdrawn from participation in the Employee Stock Purchase Plan. Any cash amounts credited to his or her Plan Account for the offering period during which the termination of employment occurs will be released to the participant (or to the participant’s beneficiary, in the event of the participant’s death) within 30 days following the participant’s termination of employment. No shares will be purchased for a participant in any offering period that ends after the participant’s termination of employment.

Changes in Capitalization and Similar Changes

The aggregate number of shares of Common Stock available under the Employee Stock Purchase Plan (as well as any share-based limits under the Employee Stock Purchase Plan) and the respective purchase price, number of shares and other share-based limitations applicable to outstanding or subsequently issued rights to purchase shares of Common Stock under the Employee Stock Purchase Plan, will be appropriately adjusted by the Committee in the event of any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the shares of Company stock.

Termination of, or Changes to, the Employee Stock Purchase Plan

The Committee may terminate, suspend or amend the Employee Stock Purchase Plan at any time without further shareholder approval, unless the particular action requires shareholder approval under the rules and regulations under Section 16 of the Exchange Act, the Internal Revenue Code, or the rules and regulations of the exchange on which shares of Common Stock are then listed.

If the Employee Stock Purchase Plan is terminated, the Committee may elect to terminate all outstanding offering periods either immediately or once all of the shares of Common Stock available for such offering period have been purchased, either on the next applicable purchase date (which may be accelerated by the Committee) or upon the expiration of the offering period in accordance with its terms. If the Employee Stock Purchase Plan is terminated effective on a day other than the last day of any offering period, all amounts that have not been used to purchase shares of Common Stock will be returned to participants, without interest, as soon as administratively practicable. No further shares of Common Stock will be offered under the Employee Stock Purchase Plan for any subsequent offering period.

Federal Income Tax Consequences

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Employee Stock Purchase Plan.

The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares of Common Stock acquired under the Employee Stock Purchase Plan, or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares of Common Stock within two years after the participant’s entry date into the offering period in which the shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of shares of the Common Stock on the purchase date exceeded the Purchase Price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the purchased shares of Common Stock exceeds the sum of (1) the aggregate Purchase Price for those shares; and (2) the ordinary income recognized in connection with his or her acquisition.

If a participant sells or disposes of the purchased shares of the Common Stock more than two years after the participant’s entry date into the offering period in which the shares were acquired and more than one year after the actual Purchase Date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the closing sales price of the shares of Common Stock on the sale or disposition date exceeded the Purchase Price paid for those shares, or (b) the amount by which the fair market value of the shares of Common Stock exceeds the Purchase Price on the entry date into the offering period. Any additional gain upon the sale or disposition of the purchased Common Stock will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased Common Stock at the time of death, then the participant’s estate will recognize ordinary income in the year of death equal to the lesser of (1) the amount by which the closing selling price of the shares of Common Stock on the date of death exceeds the Purchase Price paid for those shares of Common Stock, or (2) the amount by which the fair market value of the shares of Common Stock exceeds the Purchase Price on the entry date into the offering period.

The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not discuss federal employment taxes, the tax consequences of any participant’s death and does not purport to be a complete description of the federal income tax aspects of the Employee Stock Purchase Plan. A participant may also be subject to state, local, and/or foreign taxes in connection with the participation in and the purchase of shares of Common Stock under the Employee Stock Purchase Plan. . The foregoing is not legal or tax advice and the Company encourages participants to consult with their individual legal and tax advisors to determine the applicability of the tax rules to their participation in and purchase of shares of Common Stock under the Employee Stock Purchase Plan, in their personal circumstances.

For additional details, please see “Securities Authorized for Issuance Under Equity Compensation Plans” on page 20 of this Proxy Statement.

Required Vote

The affirmative vote of a majority of the votes cast, without regard to broker non-votes and proxies marked as “Abstain,” is required to approve the Employee Stock Purchase plan Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of this proposal.

The board of directors unanimously recommends that the shareholders vote “FOR” the approval of the Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan.

PROPOSAL FIVE -

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of our consolidated entity (“Named Executive Officers”) is described in “PROPOSAL One—ELECTION OF DIRECTORS—Executive Officer Compensation.” Shareholders are urged to read the Executive Officer Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

Shareholders will be asked at the Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the shareholders of Bank of the James Financial Group, Inc. approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the board of directors. Although non-binding, the board of directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter. The board of directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Required Vote

The affirmative vote of a majority of the votes cast, without regard to broker non-votes and proxies marked as “Abstain,” is required to approve the advisory resolution approving the compensation of the Named Executive Officers as set forth in this Proxy Statement. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of this proposal.

The board of directors unanimously recommends that the shareholders vote “FOR” the approval of the non-binding resolution on executive compensation.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2019 Annual Meeting of Shareholders must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2019. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth in the proxy card issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

COMMUNICATIONS WITH MEMBERS OF THE BOARD

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors, unless they are deemed non-substantive.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION INCLUDING OUR ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report on Form 10-K for the year ended December 31, 2017 has been furnished to the shareholders. Additional copies of the Message to Shareholders and copies of the Annual Report on Form 10-K may be obtained from Financial’s website (www.bankofthejames.bank) or by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504.

Lynchburg, Virginia April 9, 2018	BY ORDER OF THE BOARD OF DIRECTORS
/S/ J. Todd Scruggs
J. Todd Scruggs, Secretary

Appendix A

BANK OF THE JAMES FINANCIAL GROUP, INC.

2018 EQUITY INCENTIVE PLAN

Section 1.    Purpose; Available Awards.

1.1    General Purpose. The purpose of the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Bank of the James Financial Group, Inc. (the “Company”), and its Affiliates, including Bank of the James (the “Bank”), by providing a means to retain and reward, and to the extent necessary, attract and incentivize its employees to promote growth, improve performance and further align the interests of employees with those of the Company’s shareholders through the ownership of additional common stock of the Company. The Plan shall remain in effect as long as any Awards are outstanding.

1.2    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Restricted Stock, and (d) Restricted Stock Units.

Section 2.    Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, Restricted Stock, or Restricted Stock Units.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means: with respect to any Employee, unless the applicable Award Agreement states otherwise:

(a)    If the Employee is a party to an employment agreement with the Company or any of its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)    If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than any employee benefit plan sponsored by the Company acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than any employee benefit plan sponsored by the Company acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent or more of the total Voting Power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change-in-Control for purposes of this Plan.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $2.14 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Bank of the James Financial Group, Inc., a Virginia corporation, and any successor thereto.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate as an Employee is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the

Company or an Affiliate as an Employee or a change in the entity for which the Participant renders such service; provided, however, that there is no interruption or termination of the Participant’s Continuous Service; provided further that, if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to an Employee of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.3(a) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined under procedures established by the Committee; provided, however, that for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term “Disability” shall have the meaning ascribed to it under Section 22(e)(3) of the Code; and provided, further, however, that for any Award subject to Section 409A of the Code, the term “Disability” (and variations thereof) shall mean a disability as defined in Code Section 409A(a)(2)(C) and Section 1.409A-3(i)(4) of the Treasury Regulations.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall be the date on which the Plan satisfies the applicable stockholder approval requirements.

“Employee” means any person employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as obtained from Bloomberg, or in the event that the Company cannot obtain such information from Bloomberg, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a)    If an Employee is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b)    If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Award in accordance with Section 7.6(e) of the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Award” means any Restricted Award designated by the Committee as a Performance Award pursuant to Section 7.6 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be based on the following performance measures: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels or Performance Criteria and any other objective goals established by the Committee.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. The Committee shall, within the first 90 days of a Performance Period, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants based on any one or more of the following events:

(a)    asset write-downs;

(b)    litigation or claim judgments or settlements;

(c)    the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d)    any reorganization and restructuring programs;

(e)    extraordinary, unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year;

(f)    acquisitions or divestitures;

(g)    any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h)    foreign exchange gains and losses; and

(i)    a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Bank of the James Financial Group, Inc. 2018 Incentive Plan, as amended and/or amended and restated from time to time.

“Repricing” means, with respect to an Option, any one or more of the following: (i) the lowering of the exercise price of the Option after the Grant Date; (ii) the taking of any other action that is treated as repricing under generally accepted accounting principles; (iii) the cancellation of the Option in exchange for an Option with an exercise price that is less than the exercise price of the original Option; (iv) the cancellation of the Option at a time when its exercise price exceeds the Fair Market Value of the underlying shares of Company Stock, in exchange for cash, other Company securities, or any other Awards; provided, however, that an adjustment pursuant to Section 11 hereof or a cancellation and exchange that occurs pursuant to Section 12 hereof, shall not constitute a Repricing.

“Restricted Award” means any Award of Restricted Stock or a Restricted Stock Unit granted pursuant to Section 7.

“Restricted Period” has the meaning set forth in Section 7.1.

“Restricted Stock” means one or more shares of Company Stock subject to a vesting condition specified by the Committee in an Award in accordance with Section 7 below.

“Restricted Stock Unit” mean a restricted stock unit providing a Participant with the right to receive Company Stock, cash, or both, in accordance with the terms of such grant and/or upon attainment of Performance Criteria specified by the Committee in an Award in accordance with Section 7 below

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1

“Treasury Regulations” mean the final and temporary regulations issued by the United States Treasury Department and/or Internal Revenue Service, as codified in Title 26 of the United Stated Code of Federal Regulations, and including any successor or replacement regulations.

“Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

“Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

Section 3.    Administration.

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)    to construe and interpret the Plan and each Award and apply the provisions and policies of the Plan and each Award;

(b)    to prescribe, amend, and rescind rules, regulations, and policies relating to the administration of the Plan;

(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan, including, without limitation, the authority to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act to determine when Awards are to be granted under the Plan and the applicable Grant Date, to from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(d)    to determine the number of shares of Common Stock, if any, to be made subject to each Award;

(e)    to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(f)    for any Award subject to one or more Performance Criteria, to select the Performance Criteria that will be used to establish the Performance Goals;

(g)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(h)    to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(i)    to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(j)    to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(k)    to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award; provided, however, that if any modification effects a Repricing, shareholder approval shall be required before the Repricing is effective.

3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3    Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the

Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors.

3.5    Indemnification. Members of the Committee shall have all rights of indemnification that they have as Directors to the extent set forth in the Company’s articles of incorporation and bylaws, to the extent allowed by Applicable Laws, including, without limitation, indemnification against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof.

Section 4.    Shares of Company Stock Subject to the Plan.

4.1    Subject to adjustment in accordance with Section 11, no more than Two Hundred Fifty Thousand (250,000) shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, including, without limitation, shares of Company Stock reacquired or redeemed by the Company in any manner.

4.3    Subject to adjustment in accordance with Section 11, no more than Fifty Thousand (50,000) shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4    Subject to adjustment in accordance with Section 11, no Participant shall receive, during any Fiscal Year, Options to purchase Common Stock with respect to more than Ten Thousand (10,000) shares of Common Stock in the aggregate or any other Awards with respect to more than Ten Thousand (10,000) shares of Common Stock in the aggregate.

4.5    Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Award that were not issued upon the settlement of the Award.

4.6    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

Section 5.    Eligibility. All present and future Employees of the Company or any Affiliate (whether now existing or hereafter created or acquired) shall be eligible to receive Awards under the Plan; provided, however, that Incentive Stock Options may be granted only to Employees. The Committee shall have the power and authority, in its sole and absolute discretion, to select eligible persons to receive an Award and to determine for each Participant, the nature and type of Award and the terms and conditions of each Award.

Section 6.    Option Provisions.

6.1    General. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee, in its sole discretion, separately designated Options as Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.2    Term. No Incentive Stock Option shall be exercisable after the expiration of 10 years after the Grant Date; provided, however, that a Ten Percent Shareholder shall not be granted an Option that is exercisable after the expiration of 5 years after the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years after the Grant Date.

6.3    Exercise Price of an Incentive Stock Option. The Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date; provided, however, that a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4    Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.5    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid and/or settled, in the discretion of the Committee, to the extent permitted by applicable statutes and regulations, either (a) in cash at the time the Option is exercised; or (b) by delivery of shares of Common Stock with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; or (c) both.

6.6    Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.8    Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.9    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates, the Option may be exercised (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service for reasons other than the Optionholder’s Disability or death or (b) the expiration of the term of the Option as set forth in the Award Agreement or (c) twelve (12) months after the Optionholder’s termination of Continuous Service on account of the Optionholder’s Disability or death; provided, however, that if the termination of Continuous Service of the Optionholder is by the Company for Cause, all outstanding Options (whether or not vested) of the Optionholder shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.10    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.2 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.11    Authority to Exercise on Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death.

6.12    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

Section 7.    Restricted Awards.

7.1    General. A Restricted Award is an Award of shares of Restricted Stock or one or more Restricted Stock Units, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for and during such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

7.2    Restricted Stock. The Committee may grant a Restricted Award to a Participant in the form of one or more shares of Restricted Stock comprised of actual shares of Company Stock that are subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock.

(a)    If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, and deliver it to the Company within any time period prescribed by the Committee, the Award shall be null and void.

(b)    Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided, however, that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable)

shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(c)    Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (i) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (ii) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (iii) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (iv) to the extent such shares are forfeited, the stock certificates for the Restricted Stock shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company. Each certificate representing one or more shares of Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(d)    Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

7.3    Restricted Stock Units. The Committee may grant a Restricted Award to a Participant in the form of one or more Restricted Stock Units comprised of hypothetical shares of Company Stock, which Restricted Stock Units are subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(a)    The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).

(b)    At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c)    Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (i) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (ii) such other terms and conditions as may be set forth in the applicable Award Agreement.

(d)    Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.3(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

7.4    Removal of Restrictions. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

7.5    Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end no earlier than three (3) years after the Grant Date; provided that, a Restricted Award may vest with respect to no more than one-third (1/3) of the Restricted Award after no less than one (1) year following the Grant Date. Any Restricted Award that vests based on the achievement of performance or other criteria shall vest no earlier than one (1) year after the Grant Date.

7.6    Performance Awards.

(a)    The Committee shall have the authority, at the time of the grant of any Restricted Award described in this Plan, to designate such Restricted Award as a “Performance Award.”

(b)    The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period which Participants will be eligible to receive Performance Awards in respect of such Performance Period. However, designation of a Participant eligible to receive a Performance Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment or settlement in respect of any Performance Award (or any other Award) for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment or settlement in respect of any Performance Award shall be decided solely in accordance with the provisions of this Section 7.6.

Moreover, designation of a Participant eligible to receive a Performance Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive a Performance Award (or any other Award) hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive a Performance Award hereunder shall not require designation of any other person as a Participant eligible to receive a Performance Award (or any other Award) hereunder in such period or in any other period.

(c)    With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company, and the Performance Formula. Within the first 90 days of a Performance Period, the Committee shall, with regard to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.6(c) and record the same in writing.

(d)    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Award for such Performance Period. A Participant shall be eligible to receive payment in respect of a Performance Award only to the extent that: (i) the Performance Goals for such period are achieved; and (ii) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula.

(e)    In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to grant or provide payment and/or settlement in respect of Performance Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained.

(f)    Performance Awards granted for a Performance Period shall be paid and/or settled to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.6 but in no event later than 2 1/2 months following the end of the calendar/fiscal year during which the Performance Period is completed.

(g)    No Performance Award that has been deferred shall (between the date as of which the Award is deferred and the payment date) increase by an amount greater than the appreciation of a share of Common Stock from the date such Performance Award is deferred to the payment date.

Section 8.    Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

Section 9.    Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

Section 10.    Miscellaneous.

10.1    Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2    Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum/maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

Section 11.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Sectgion7.6(d) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Section	12. Effect of Change in Control.

12.1    Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)    In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options shall become immediately exercisable with respect to 100% of the shares subject to such Options, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b)    With respect to Performance Awards, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason, in either case, within 12 months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

12.3    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

Section 13.    Amendment of the Plan and Awards.

13.1    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2    Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5    Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Section 14.    General Provisions.

14.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2    Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4    Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan. All Participants shall be general, unsecured creditors of the Company with no claims against the Company or its assets except under the Plan or applicable Award Agreement.

14.7    Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10    Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11    Section 409A. The Plan is intended to be exempt from the provisions of Section 409A of the Code to the greatest extent possible, and to the extent not so exempt, to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13    Section 16 of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14    Beneficiary Designation. Each Participant under the Plan may, from time to time, name one or more beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the event that a Participant fails to name a beneficiary under this Section 14.14, or if any designation made is not effective, the beneficiary shall be the spouse of the Participant if any, and if none, the then living adult and competent descendants of the Participants (who, in the case of the exercise of any discretionary right of the Participant, shall act by majority), and if none, the estate of the Participant acting by and through its duly qualified personal representative.

14.15    Expenses. The costs of administering the Plan shall be paid by the Company.

14.16    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

Section 15.    Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

Section 16.    Termination or Suspension of the Plan. The Plan shall terminate automatically on the date that is ten (10) years following the date that the first Award is granted under this Agreement. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 17.    Governing Law. The law of the Commonwealth of Virginia shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

Section 18.    Jurisdiction and Venue. The exclusive jurisdiction and venue for any and all claims, proceedings, actions, suits, or other actions relating to, arising out of, or in any way involving the construction, interpretation, enforcement, application, or other determination of the Plan or any Award Agreement shall be in the state and federal courts located in or serving the City of Lynchburg, Virginia.

As adopted by the Board of Directors of BANK OF THE JAMES FINANCIAL GROUP, INC. on March 20, 2018.

As adopted by the shareholders of BANK OF THE JAMES FINANCIAL GROUP, INC. ON             , 20    .

Appendix B

BANK OF THE JAMES FINANCIAL GROUP, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

Section 1.    Purpose. This BANK OF THE JAMES FINANCIAL GROUP, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

Section 2.    Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $2.14 per share.

“Company” means Bank of the James Financial Group, Inc., a Virginia corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least ninety (90) days and (ii) is customarily employed for at least twenty (20) hours per week. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, [including, without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as obtained from Bloomberg or if the Company is unable to obtain such information from Bloomberg, then as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning each January 1st and July 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

Section 3.    Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

Section 4.    Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

Section 5.    Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

Section 6.    Participation.

6.1    Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 10% of his or her

Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2    Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.

6.3    Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

Section 7.    Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than One Thousand Five Hundred (1,500) shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

Section 8.    Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

Section 9.    Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

Section 10.    Withdrawal.

10.1    Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2    Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

Section 11.    Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

Section 12.    Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

Section 13.    Shares Reserved for Plan.

13.1    Number of Shares. A total of Two Hundred Fifty Thousand (250,000) shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, or shares acquired on the open market.

13.2    Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

Section 14.    Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

Section 15.    Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

Section 16.    Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

Section 17.    Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

Section 18.    Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2    Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3    Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

Section 19.    General Provisions.

19.1    Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2    No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3    Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4    Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5    Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6    Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7    Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8    Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten years.

19.9    Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10    Applicable Law. The laws of the Commonwealth of Virginia shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11    Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12    Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13    Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14    Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15    Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

As adopted by the Board of Directors of BANK OF THE JAMES FINANCIAL GROUP, INC. on March 20, 2018.

As adopted by the shareholders of BANK OF THE JAMES FINANCIAL GROUP, INC. ON                     , 20    .

BANK OF THE JAMES FINANCIAL GROUP, INC. c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC PO Box 1342 Brentwood, NY 11717 1 Investor Address Line 1    Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample                1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1    VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/14/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/14/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    NAME THE COMPANY NAME INC.—COMMON THE COMPANY NAME INC.—CLASS A THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K    CONTROL # â†’ SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1    OF                2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR 0 the following: nominee(s) on the line below. 2     0 0 0 1. Election of Directors     Nominees 0000000000 01 Lewis C. Addison 02 John R. Alford, Jr. 03 William C. Bryant III 04 J. Todd Scruggs The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2. To ratify the selection by Financial of Yount, Hyde & Barbour, P.C., independent public accountants to audit    0 0 0    the financial statements of Financial for the fiscal year ending on December 31, 2018. 3. Approval of the Bank of the James Financial Group, Inc. 2018 Equity Incentive Plan.    0 0 0 4. Approval of the Bank of the James Financial Group, Inc. 2018 Employee Stock Purchase Plan.    0 0 0 5. Approval, in an advisory, non-binding vote, of the executive compensation described in the Proxy Statement.    0 0 0 NOTE: Such other matters as may properly come before the Meeting or any adjournment or postponement thereof. For address change/comments, mark here.                0 Investor Address Line 1 17 . (see reverse for instructions) Yes No 1 . Investor Address Line 2 . 0 Please indicate if you plan to attend this meeting    0 0 Investor Address Line 3 R1 Investor Address Line 4                Investor Address Line 5 1 Please sign exactly as your name(s) appear(s) hereon. When signing as _ John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name, by authorized officer. 0000372761 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement and Message to Shareholders are available at www.proxyvote.com BANK OF THE JAMES FINANCIAL GROUP, INC. Annual Meeting of Shareholders May 15, 2018 4:00 PM This proxy is solicited by the Board of Directors THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Julie P. Doyle and James F. Daly or either one of them, as proxies, each with full power of substitution, to act for the undersigned with respect to all shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 20, 2018 at the Annual Meeting of Shareholders to be held on May 15, 2018 at 4:00 p.m. or any postponement or adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING. Address change/comments: . 17 . 1 . 0    R1 _ 2 0000372761 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side